REX AI EQUITY PREMIUM INCOME ETF

PROSPECTUS
September 30, 2026

This prospectus describes the REX AI Equity Premium Income ETF (the “Fund”), which is authorized to offer one class of shares by this prospectus.

Fund	Ticker	Principal U.S. Listing Exchange
REX AI Equity Premium Income ETF	AIPI	NASDAQ Stock Market®

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY –REX AI EQUITY PREMIUM INCOME ETF

INVESTMENT OBJECTIVE
REX AI Equity Premium Income ETF’s (the “Fund”) investment objectives are capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee(1)	0.65%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.65%
(1)Under the Investment Advisory Agreement, REX Advisers, LLC (the “Adviser”), at its own expense and without reimbursement from the Fund, pays all of the expenses of the Fund, excluding the advisory fees, interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The example also assumes that your investment has a five percent (5%) return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Name of Fund	1 Year	3 Years	5 Years	10 Years
REX AI Equity Premium Income ETF	$66	$208	$362	$810

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended May 31, 2026, the Fund’s portfolio turnover rate was 46.44% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund, under normal market conditions, invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities comprising the BITA AI Leaders Select Index (the “Index”). The Fund is an actively managed exchange-traded fund (“ETF”) that seeks capital appreciation and current income while maintaining the opportunity for exposure to the share price (i.e., the price returns) of the securities of the companies comprising the Index, subject to a potential reduction in returns in a rising market.

The Fund seeks to employ its investment strategy regardless of whether there are periods of adverse market, economic, or other conditions and will not seek to take temporary defensive positions during such periods. As further described below, the Fund intends to write covered call options on the securities in its portfolio to provide income, while maintaining exposure to the share price returns of the companies comprising the Index through its investments in the underlying securities. A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security. The Fund’s options contracts provide:

●	exposure to the share price returns, and

●	current income from the option premiums

The Fund’s net asset value (“NAV”) will likely not directly correlate on a day-to-day basis with the returns of the individual stocks comprising the Index. The Fund would expect to lose value in a declining market, although such losses would be offset to a certain extent by the premiums received on written call options on the underlying securities. In a rising market, the Fund would expect to lag the market because the written call options would be more likely to be exercised, reducing the Fund’s upside potential on the underlying security. In a flat market, the Fund would expect to exceed the return on the Index as a result of the receipt of premiums on options written on the underlying securities.

The Fund may invest in other exchange-traded funds for cash management purposes. Such exchange-traded funds may include The Laddered T-Bill ETF, which the Board of Trustees of the Fund has determined to be within the same group of investment companies as the Fund.

About the Index

The Index is a rules-based composite index that tracks the market performance of companies that are at the forefront of AI technologies. “AI” or “Artificial Intelligence” refers to computer systems and software designed to perform tasks that would normally require human intelligence, such as recognizing patterns in data or interpreting language. For the Index, AI is defined by a company's business exposure rather than by the sophistication of its technology.

The initial universe is composed of securities issued by companies with products, services, and activities classified within the following Artificial Intelligence areas:

•AI Hardware: The AI hardware subtheme compiles crucial components and equipment designed to perform AI-related tasks efficiently. This includes state-of-the-art microprocessors, GPUs and integrated circuits that offer faster processing and energy-saving capabilities necessary to execute AI algorithms and models effectively.

•AI Software: Companies that develop and maintain computer applications capable of intelligent behavior such as learning, reasoning, and problem-solving. These can range from commonly known applications, like chatbots and natural language processing algorithms, to applications around more complex types of AI such as self-aware AI and theory of mind AI.

•AI Enabling Infrastructure: Technologies, platforms, and systems that enable the development and deployment of demanding AI applications in a scalable, reliable, and performant manner.

•AI Services: Companies offering solutions to enable individuals and companies to experiment with AI for various purposes without a large initial investment and with lower risk.

Each company’s thematic alignment with AI is determined by the Index Provider using publicly available revenue data found in regulatory filings such as Annual Reports, 10-Ks, 10-Qs, 20-Fs, 8-Ks, quarterly earnings reports, company presentations and/or official earnings conference call transcripts, as well as news. A company’s total thematic exposure is equivalent to the revenue derived by the company from the Artificial Intelligence areas as a proportion of the company’s total revenue.

Based on their degree of thematic purity, securities are admitted into the eligible universe and assigned to one of two categories: (1) “Purity Leaders,” which are companies with thematic exposure greater than or equal to 50%; and (2) “Key Enablers,” which are companies that are key direct enablers of the business application of AI technology, even though their primary business activities may not be solely focused on AI products or services. Only ordinary shares and ADRs are eligible and companies must trade on the New York Stock Exchange or NASDAQ and have a minimum free float percentage of 20%. If a company has more than one share class that qualifies for inclusion in the Index, only the share class with the highest 3-month average daily traded value (ADTV) will be considered for inclusion. Securities in the Eligible Universe are ranked based on their 12-month ADTV and selected as follows within each category:

A. Purity Leaders: the top 5 securities that meet the Purity Leaders thematic exposure requirement are selected for inclusion. Securities within this category are weighted by 12-month~~s~~ ADTV.
B. Key Enablers: the top 20 remaining securities are selected for inclusion. Securities within this category are equally weighted.

The final Index is calculated by aggregating the “Purity Leaders” and “Key Enablers” categories and weighting them in a fixed proportion of 40% and 60% respectively. All constituents are subject to a 10% cap.

IPOs with high thematic exposure, as well as existing companies that pivot to the activities described in the Artificial Intelligence areas described above and demonstrate a proven thematic exposure exceeding 50%, are eligible for inclusion in the Index between ordinary rebalance dates provided they satisfy all the applicable universe eligibility requirements. For IPOs entering the Index via this method, the ADTV requirement is waived and additions are effective two trading days (t+2) after the IPO date (first date of trading at a regulated stock exchange) at the earliest, in order to ensure sufficient price discovery and trading liquidity before inclusion. For weight determination purposes, such IPOs are considered to be part of the Key Enablers bucket and existing constituents are reduced on a pro-rata basis.

As of August 31, 2026, the Index included 25 companies and had a market capitalization range of approximately $15 billion to $5.3 trillion.

About the Fund’s Strategy
The Fund seeks to provide exposure to companies that are at the forefront of AI technologies and seeks to generate income by selling call options on the stocks of these companies.

The Fund intends to create long exposure to the Index by purchasing and holding each of the stocks included in the Index with the weight of each stock substantially corresponding to the weight of such stock in the Index. The Fund may hold fewer than all of the stocks comprising the Index, or hold stocks of companies that are not components of the Index that are, in the opinion of the Adviser, at the forefront of AI technologies. The Fund’s stock holdings would typically differ from the Index components when the Adviser believes that there is not sufficient liquidity in the market for the options that would be written on the particular stock to effectively implement the Fund’s covered call strategy.

The Fund generates current income from option premiums by writing (i.e., selling) covered call options on the Fund’s portfolio securities. The Fund intends to write call options on approximately 100% of its holdings of each portfolio security, and will not write call options on securities that the Fund does not hold. The writing of a call option generates income in the form of a premium paid by the option buyer. The Fund’s investment strategy is to write call options that are slightly out of the money, which will allow for some capital appreciation, as well as income generation - the degree to which the Fund’s written call options will be out of the money when written will depend on market conditions at the time. “Out of the money” call options are those with a strike price that is above the current market price of the underlying security. “In the money” call options are those with a strike price that is below the current market price of the underlying security. “At the money” call options are those with a strike price that is equal to the current market price of the underlying security. In general, an option contract is an agreement between a buyer and a seller that gives the purchaser of the option the right (but not the obligation) to purchase or sell the underlying asset at a specified price (the “strike price”) within a specified time period (the “expiration date”). The Fund typically will write call options with a term of 30 days or less. A call option gives the purchaser of the option the right to buy, and obligates the seller (i.e., the Fund) to sell, the underlying security at the exercise price before the expiration date. In exchange for writing the option, the Fund receives income, in the form of a premium, from the option buyer. Writing call options generally is a profitable strategy if prices of the underlying securities remain stable or decrease. Since the Fund receives a premium from the purchaser of the option, the Fund partially offsets the effect of a price decline in the underlying security. At the same time, because the Fund must be prepared to deliver the underlying security in return for the strike price, even if its current value is greater, the Fund gives up some ability to participate in the underlying security price increases. As a result, the covered call strategy limits the upside potential on the underlying security but the Fund is fully exposed to the downside if the security decreases in value.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”), which means that it may invest more of its assets in a smaller number of issuers than “diversified” funds.

The Fund’s Use Of Option Contracts

The Fund may purchase and sell a combination of standardized exchange-traded and FLexible EXchange® Options (“FLEX Options”) call option contracts that are based on the value of the price returns of the underlying instrument.

Standardized exchange-traded options include standardized terms. FLEX Options are also exchange-traded, but they allow for customizable terms (e.g., the strike price can be negotiated). For more information on FLEX Options, see “Exchange Traded Options Portfolio”.

PRINCIPAL INVESTMENT RISKS

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any government agency. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund’s Investments”.

Industry Concentration Risk. In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or industry group. To the extent that the Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in the Index, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation, and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the underlying instrument and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund in particular, the values of the options contracts in which it invests are substantially influenced by the values of the underlying instruments. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to expiry, the value of an option generally does not increase or decrease at the same rate as the underlying instrument. There may at times be an imperfect correlation between the movement in values options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. As the options contracts are exercised or expire the Fund will enter into new options contracts, a practice referred to as rolling.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (cleared derivatives). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (clearing members) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing members individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing members bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing members customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing members default. This risk is greater for the Fund as it seeks to hold options contracts on a single security, and not a broader range of options contracts, which may limit the number of clearing members that are willing to transact on the Fund’s behalf. If a clearing member defaults, the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of call option contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Index over the Call Period. This means that if the individual stocks comprising the Index experiences an increase in value above the strike price of the sold call options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the individual stocks comprising the Index over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the individual stocks comprising the Index over each Call Period, but has full exposure to any decreases in value experienced by the individual stocks comprising the Index over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the individual stocks comprising the Index. The degree of participation in the gains of the individual stocks comprising the Index experienced by the Fund will depend on prevailing market conditions, especially market volatility, at the time the Fund sells call option contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the individual stocks comprising the Index, changes in interest rates, changes in the actual or perceived volatility of Index and the remaining time to the options' expiration, as well as trading conditions in the options market. As the price of the individual stocks comprising the Index changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the individual stocks comprising the Index. The amount of time remaining until the options contracts expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the prices of the individual stocks comprising the Index will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the individual stocks comprising the Index.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current monthly income. There is no assurance that the Fund will make a distribution in any given month. If the Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the monthly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Call Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s call writing strategy will impact the extent to which the Fund participates in the positive price returns of the individual stocks comprising the Index and, in turn, the Fund’s returns, both during the term of the sold call options and over longer time periods. If, for example, each month the Fund were to sell 7% out-of-the-money call options having a one-month term, the Fund’s participation in the positive price returns of the individual stocks comprising the Index will be capped at 7% in any given month. However, over a longer period (e.g., 5 months), the Fund should not be expected to participate fully in the first 35% (i.e., 5 months x 7%) of the positive price returns of the individual stocks comprising the Index, or the Fund may even lose money, even if the prices of the individual stocks comprising the Index have appreciated by at least that much over such period, if during any month over that period the individual stocks comprising the Index had a return less than 7%. This example illustrates that both the Fund’s participation in the positive price returns of the individual stocks comprising the Index and its returns will depend not only on the price of the individual stocks comprising the Index but also on the paths that the individual stocks comprising the Index take over time.

FLEX Options Risk. The Fund may invest in FLEX Options issued and guaranteed for settlement by The Options Clearing Corporation (“OCC”). The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be illiquid, and in such cases, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices.

Equity Securities Risk. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

Large and Mid-Cap Stock Risk.  Although stocks issued by large- and mid-cap companies tend to have less overall volatility than stocks issued by small-cap companies, large-cap companies may not be able to attain the high growth rates of successful small-cap companies, especially during strong economic periods. In addition, large-cap companies may be less capable of responding quickly to competitive challenges and industry changes, and may suffer sharper price declines as a result of earnings disappointments. Mid-cap companies typically have less experienced management, narrower product lines, and more limited financial resources than large-cap companies. However, by being more focused in their business activities, mid-cap companies may be more responsive and better able to adapt to the changing needs of their markets than large-cap companies during certain market conditions.

Associated Risks Related to Investing in Artificial Intelligence. Artificial Intelligence typically faces intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Artificial Intelligence typically engages in significant amounts of spending on research and development and mergers and acquisitions, and there is no guarantee that the products or services produced by these companies will be successful. Artificial Intelligence is a potential target for cyberattacks, which can have a materially adverse impact on the performance of these companies. In addition, artificial intelligence technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. Artificial Intelligence may face regulatory fines and penalties, including potential forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis. The customers and/or suppliers of Artificial Intelligence may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Artificial Intelligence. Country, government, and/or region-specific regulations or restrictions could have an impact on Artificial Intelligence.

Technology Sector Risk. The stock prices of technology and technology-related companies and, therefore, the value of the Fund, may experience significant price movements as a result of intense market volatility, worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors.

The Index’s constituents are focused on the technology sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the level of the Index. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both in the U.S. and internationally. Stocks of technology companies and companies that rely heavily on technology tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Any of these factors could impact the Index, and adversely impact the Fund.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through hacking or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
ETF Risks. The Fund is an exchange-traded fund, and, as a result of an ETF’s structure, it is exposed to the following risks:
•Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund (“Shares”) may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
•Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
•Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.
•Trading. Although Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares.
High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.
Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.
Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.
Non-Diversification Risk. Because the Fund is non-diversified, it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.
Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of options (and other stock and securities) of any one issuer it holds is never 25% of the total value of Fund assets at the close of any tax quarter. If the Fund’s investments were to exceed this 25% threshold of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.
U.S. Government and U.S. Agency Obligations Risk. For cash management purposes, the Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.
PERFORMANCE HISTORY

The bar chart and table below provide some indication of the risks of investing in the REX AI Equity Premium Income ETF. The bar chart shows the Fund’s performance for its first full calendar year, and the table shows how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund, including its current net asset value per share, is available by calling toll-free at (844) 802-4004.

Annual Total Returns (calendar years ended 12/31)

REX AI Equity Premium Income ETF
Calendar Year Total Return
20.00%
10.00%
0.00%
16.42%
2025

For the period January 1, 2026 through June 30, 2026, the total return for the Fund was 7.93%.

During the periods shown, the highest quarterly return was 17.54% (quarter ended 6/30/2025) and the lowest quarterly return was -10.18% (quarter ended 3/31/2025).

Average Annual Returns for Periods Ended December 31, 2025

	One Year	Since Inception(1)
Return Before Taxes	16.42%	20.60%
Return After-Taxes on Distributions	0.93%	10.17%
Return After-Taxes on Distributions and Sale of Fund Shares	8.79%	11.26%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	19.34%

(1) The Fund commenced operations on June 3, 2024.

Investment Adviser and Sub-Adviser

REX Advisers, LLC (the "Adviser") is the investment adviser to the Fund.

Vident Asset Management (“Vident” or the “Sub-Adviser”) is the sub-adviser to the Fund.
Portfolio Managers
Sub-Adviser’s Portfolio Managers:  Austin Wen, CFA, Senior Portfolio Manager of Vident, and Rafael Zayas, CFA, SVP, Head of Portfolio Management and Trading of Vident, have been portfolio managers of the Fund since its inception in June 2024. Yin Bhuyan, Senior Portfolio Manager of Vident, has been a portfolio manager of the Fund since January 2025.

PURCHASE AND SALE OF FUND SHARES

The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of at least 25,000 shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the Exchange (i.e., NASDAQ). The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares through a broker, most investors will incur customary brokerage commissions and charges and you may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.rexshares.com.

TAX INFORMATION

The Fund’s distributions will be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account in which case withdrawals from such arrangements generally will be taxed.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (e.g., a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

Investment Objective

REX AI Equity Premium Income ETF’s (the “Fund”) investment objectives are capital appreciation and current income.

The Fund’s investment objective and 80% investment policy may be changed by the Board of Trustees (the “Board”) of ETF Opportunities Trust (the “Trust”) without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies
The Fund, under normal market conditions, invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities comprising the BITA AI Leaders Select Index (the “Index”). The Fund is an actively managed exchange-traded fund (“ETF”) that seeks capital appreciation and current income while maintaining the opportunity for exposure to the share price (i.e., the price returns) of the securities of the companies comprising the Index, subject to a potential reduction in returns in a rising market.

The Fund seeks to employ its investment strategy regardless of whether there are periods of adverse market, economic, or other conditions and will not seek to take temporary defensive positions during such periods. As further described below, the Fund intends to write covered call options on the securities in its portfolio to provide income, while maintaining exposure to the share price returns of the companies comprising the Index through its investments in the underlying securities. A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security. The Fund’s options contracts provide:

●	exposure to the share price returns, and

●	current income from the option premiums

The Fund’s NAV will likely not directly correlate on a day-to-day basis with the returns of the individual stocks comprising the Index. The Fund would expect to lose value in a declining market, although such losses would be offset to a certain extent by the premiums received on written call options on the underlying securities. In a rising market, the Fund would expect to lag the market because the written call options would be more likely to be exercised, reducing the Fund’s upside potential on the underlying security. In a flat market, the Fund would expect to exceed the return on the Index as a result of the receipt of premiums on options written on the underlying securities.

About the Index

The Index is a rules-based composite index that tracks the market performance of companies that are at the forefront of AI technologies. “AI” or “Artificial Intelligence” refers to computer systems and software designed to perform tasks that would normally require human intelligence, such as recognizing patterns in data or interpreting language. For the Index, AI is defined by a company's business exposure rather than by the sophistication of its technology.

The initial universe is composed of securities issued by companies with products, services, and activities classified within the following Artificial Intelligence areas:

•AI Hardware: The AI hardware subtheme compiles crucial components and equipment designed to perform AI-related tasks efficiently. This includes state-of-the-art microprocessors, GPUs and integrated circuits that offer faster processing and energy-saving capabilities necessary to execute AI algorithms and models effectively.

•AI Software: Companies that develop and maintain computer applications capable of intelligent behavior such as learning, reasoning, and problem-solving. These can range from commonly known applications, like chatbots and natural language processing algorithms, to applications around more complex types of AI such as self-aware AI and theory of mind AI.

•AI Enabling Infrastructure: Technologies, platforms, and systems that enable the development and deployment of demanding AI applications in a scalable, reliable, and performant manner.

•AI Services: Companies offering solutions to enable individuals and companies to experiment with AI for various purposes without a large initial investment and with lower risk.

Each company’s thematic alignment with AI is determined by the Index Provider using publicly available revenue data found in regulatory filings such as Annual Reports, 10-Ks, 10-Qs, 20-Fs, 8-Ks, quarterly earnings reports, company presentations and/or official earnings conference call transcripts, as well as news. A company’s total thematic exposure is equivalent to the revenue derived by the company from the Artificial Intelligence areas as a proportion of the company’s total revenue.

Based on their degree of thematic purity, securities are admitted into the eligible universe and assigned to one of two categories: (1) “Purity Leaders,” which are companies with thematic exposure greater than or equal to 50%; and (2) “Key Enablers,” which are companies that are key direct enablers of the business application of AI technology, even though their primary business activities may not be solely focused on AI products or services. Only ordinary shares and ADRs are eligible and companies must trade on the New York Stock Exchange or NASDAQ and have a minimum free float percentage of 20%. If a company has more than one share class that qualifies for inclusion in the Index, only the share class with the highest 3-month average daily traded value (ADTV) will be considered for inclusion. Securities in the Eligible Universe are ranked based on their 12-month ADTV and selected as follows within each category:

A. Purity Leaders: the top 5 securities that meet the Purity Leaders thematic exposure requirement are selected for inclusion. Securities within this category are weighted by 12-month~~s~~ ADTV.
B. Key Enablers: the top 20 remaining securities are selected for inclusion. Securities within this category are equally weighted.

The final Index is calculated by aggregating the “Purity Leaders” and “Key Enablers” categories and weighting them in a fixed proportion of 40% and 60% respectively. All constituents are subject to a 10% cap.

IPOs with high thematic exposure, as well as existing companies that pivot to the activities described in the Artificial Intelligence areas described above and demonstrate a proven thematic exposure exceeding 50%, are eligible for inclusion in the Index between ordinary rebalance dates provided they satisfy all the applicable universe eligibility requirements. For IPOs entering the Index via this method, the ADTV requirement is waived and additions are effective two trading days (t+2) after the IPO date (first date of trading at a regulated stock exchange) at the earliest, in order to ensure sufficient price discovery and trading liquidity before inclusion. For weight determination purposes, such IPOs are considered to be part of the Key Enablers bucket and existing constituents are reduced on a pro-rata basis.

As of August 31, 2026, the Index included 25 companies and had a market capitalization range of approximately $15 billion to $5.3 trillion.
BITA is the licensor of the Index.  The financial instruments that are based on the Index are not sponsored, endorsed, promoted or sold by BITA and BITA makes no  express or implied representation, guarantee or assurance with regard to: (a) the advisability in investing in the financial instruments; (b) the quality, accuracy and/or completeness of the Index; and/or (c) the results obtained or to be obtained by any person or entity from the use of the Index. BITA does not guarantee the accuracy and/or the completeness of the Index and shall not have any liability for any errors or omissions with respect thereto. Notwithstanding BITA’s obligations to its licensees, BITA reserves the right to change the methods of calculation or publication and BITA shall not be liable for any miscalculation of or any incorrect, delayed or interrupted publication with respect to the Index. BITA shall not be liable for any damages, including, without limitation, any loss of profits or business, or any special, incidental, punitive, indirect or consequential damages suffered or incurred as a result of the use (or inability to use) of the Index.
About the Fund’s Strategy
The Fund seeks to provide exposure to companies that are at the forefront of AI technologies and to generate income by selling call options on the stocks of these companies.

The Fund intends to create long exposure to the Index by purchasing and holding each of the stocks included in the Index with the weight of each stock substantially corresponding to the weight of such stock in the Index. The Fund may hold fewer than all of the stocks comprising the Index, or hold stocks of companies that are not components of the Index that are, in the opinion of the Adviser, at the forefront of AI technologies. The Fund’s stock holdings would typically differ from the Index components when the Adviser believes that there is not sufficient liquidity in the market for the options that would be written on the particular stock to effectively implement the Fund’s covered call strategy.

The Fund seeks to generate current income from option premiums by writing (i.e., selling) covered call options on the Fund’s portfolio securities. The writing of a call option generates income in the form of a premium paid by the option buyer. The Adviser intends to write call options that are slightly out of the money, which will allow for some capital appreciation, as well as income generation. In general, an option contract is an agreement between a buyer and a seller that gives the purchaser of the option the right (but not the obligation) to purchase or sell the underlying asset at a specified price (the “strike price”) within a specified time period (the “expiration date”). A call option gives the purchaser of the option the right to buy, and obligates the seller (i.e., the Fund) to sell, the underlying security at the exercise price before the expiration date. In exchange for writing the option, the Fund receives income, in the form of a premium, from the option buyer. Writing call options generally is a profitable strategy if prices of the underlying securities remain stable or decrease. Since the Fund receives a premium from the purchaser of the option, the Fund partially offsets the effect of a price decline in the underlying security. At the same time, because the Fund must be prepared to deliver the underlying security in return for the strike price, even if its current value is greater, the Fund gives up some ability to participate in the underlying security price increases. A “covered call” option written by the Fund is a call option with respect to which the Fund owns the underlying security.

The Fund is classified as “non-diversified” under the 1940 Act, which means that it may invest more of its assets in a smaller number of issuers than “diversified” funds.

Exchange Traded Options Portfolio

The Fund may purchase and sell exchange traded call options contracts. In general, put options give the holder (i.e., the buyer) the right to sell an asset (or deliver the cash value of the asset, in case of certain put options) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or receive cash value of the asset, in case of certain put options) at a certain defined price. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the asset, in case of certain call options) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the asset, in case of certain call options) at a certain defined price.

FLexible EXchange® Options (“FLEX Options”) are customized options contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter (OTC) options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

The FLEX Options in which the Fund may invest are all European style options (options that are exercisable only on the expiration date). The FLEX Options are listed on the Chicago Board Options Exchange.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund will achieve its investment objectives. The following information is in addition to, and should be read along with, the description of the Fund’s principal investment risks in the section titled “Fund Summary - Principal Investment Risks” above. Following the Fund-specific underlying instruments risks, the remaining principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a principal risk of investing in the Fund, regardless of the order in which it appears.

Call Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s call writing strategy will impact the extent to which the Fund participates in the positive price returns of the underlying instrument and, in turn, the Fund’s returns, both during the term of the sold call options and over longer time periods. If, for example, each month the Fund were to sell 7% out-of-the-money call options having a one-month term, the Fund’s participation in the positive price returns of the applicable underlying instrument will be capped at 7% in any given month. However, over a longer period (e.g., 5 months), the Fund should not be expected to participate fully in the first 35% (i.e., 5 months x 7%) of the positive price returns of the underlying instrument, or the Fund may even lose money, even if the underlying instrument share prices have appreciated by at least that much over such period, if during any month over that period some of the underlying instruments had a return less than 7%. This example illustrates that both the Fund’s participation in the positive price returns of the underlying instruments and their returns will depend not only on the price of the underlying instrument but also on the path that such stock takes over time.

FLEX Options Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options prior to the expiration date may vary because of related factors other than the value of the reference asset. Factors that may influence the value of the FLEX Options, other than gains or losses in the reference asset, may include interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options and changing volatility levels of the reference asset.

FLEX Options are listed on an exchange; however, it is not guaranteed that a liquid secondary trading market will exist. In the event that trading in the FLEX Options is limited or absent, the value of the FLEX Options may decrease.

Industry Concentration Risk. In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or industry group. To the extent that the Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in the Index, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (cleared derivatives). In a transaction involving cleared derivatives, a Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (clearing members) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing members individual customers. As a result, assets deposited by a Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of a Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of a Fund might not be fully protected in the event of the clearing members bankruptcy, as a Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing members customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing members default. This risk is greater for the Fund as it seeks to hold options contracts on a single security, and not a broader range of options contracts, which may limit the number of clearing members that are willing to transact on the Fund’s behalf. If a clearing member defaults a Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If a Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Equity Securities Risk. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund. Investments in equity securities may be more volatile than investments in other asset classes.

Associated Risks Related to Investing in Artificial Intelligence. Artificial Intelligence typically faces intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Artificial Intelligence typically engages in significant amounts of spending on research and development and mergers and acquisitions, and there is no guarantee that the products or services produced by these companies will be successful. Artificial Intelligence is a potential target for cyberattacks, which can have a materially adverse impact on the performance of these companies. In addition, artificial intelligence technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. Artificial Intelligence may face regulatory fines and penalties, including potential forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis. The customers and/or suppliers of Artificial Intelligence may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Artificial Intelligence. Country, government, and/or region-specific regulations or restrictions could have an impact on Artificial Intelligence.

Technology Sector Risk. The stock prices of technology and technology-related companies and, therefore, the value of the Fund, may experience significant price movements as a result of intense market volatility, worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors.

The Index’s constituents are focused on the technology sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the level of the Index. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both in the U.S. and internationally. Stocks of technology companies and companies that rely heavily on technology tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Any of these factors could impact the Index, and adversely impact the Fund.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems through hacking or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which a Fund invests or a Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, can also subject a Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Derivatives Risk. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; the possible default of the other party to the transaction; and illiquidity of the derivative investments. Use of derivatives could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions.

Certain of a Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund's after-tax returns.

In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, the values of the options contracts in which the Fund invests are substantially influenced by the values of the applicable underlying instruments. The Fund may experience substantial downside from specific option positions and certain option positions held by a Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to expiry, the value of an option generally does not increase or decrease at the same rate as the underlying instrument. There may at times be an imperfect correlation between the movement in values options contracts and the reference asset, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. As the options contracts are exercised or expire the Fund will enter into new options contracts, a practice referred to as rolling.

Distribution Risk. As part of the Fund’s investment objectives, the Fund seeks to provide current monthly income. There is no assurance that the Fund will make a distribution in any given month. If a Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, monthly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

ETF Risk.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem shares directly from the Fund (known as Authorized Participants or APs). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. For example, a Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, a Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, a Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on a Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of a Fund to the extent they are not offset by a transaction fee payable by an AP.

Costs of Buying or Selling Shares. Due to the costs of buying or selling shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Shares May Trade at Prices Other Than NAV. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares will approximate the Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although shares are listed on a national securities exchange, such as the Exchange, and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the shares will develop or be maintained or that the shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as they seek to have exposure to a single underlying instrument as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of a Fund’s underlying portfolio holdings, which can be significantly less liquid than shares. Shares trade on the Exchange at market price that may be below, at or above a Fund’s NAV. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange circuit breaker rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Issuers securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, a Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the securities in its portfolio. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater to the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If a Fund is forced to sell an illiquid security at an unfavorable time or price, such Fund may be adversely impacted. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

NAV Erosion Risk Due to Distributions. If the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions, if any, by the Fund may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Non-Diversification Risk. Because the Fund is non-diversified, the Fund may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause a Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on the Fund's performance.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objectives. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of call option contracts, which limits the degree to which such Fund will participate in increases in value experienced by the applicable underlying instrument over the Call Period. This means that if the underlying instrument experiences an increase in value above the strike price of the sold call options during a Call Period, the applicable Fund will likely not experience that increase to the same extent and may significantly underperform such underlying instrument over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the underlying instrument over each Call Period but has full exposure to any decreases in value experienced by the underlying instrument over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the underlying instrument. The degree of participation in underlying instrument gains a Fund will depend on prevailing market conditions, especially market volatility, at the time the Fund sells call option contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the underlying instrument, changes in interest rates, changes in the actual or perceived volatility of the underlying instrument and the remaining time to the options' expiration, as well as trading conditions in the options market. As the price of the underlying instrument changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore a Fund’s NAV, will change. However, it is not expected for a Fund’s NAV to directly correlate on a day-to-day basis with the returns of the underlying instrument. The amount of time remaining until the option contracts expiration date affects the impact of the potential options contract income on a Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the underlying instrument will result in changes to a Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the underlying instrument.
Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Artificial Intelligence Regulatory Risk. The Fund invests in companies engaged in the development, commercialization, and use of artificial intelligence and related technologies. Such companies may be subject to increased or evolving regulation by federal, state, local, and foreign governmental authorities concerning, among other things, the research, development, testing, deployment, use, and commercialization of artificial intelligence technologies, as well as data privacy and security, intellectual property, consumer protection, environmental matters, energy consumption, and other related activities. In addition, applicable laws, regulations, zoning requirements, permitting processes, and state or local ordinances may restrict or delay the construction, expansion, or operation of data centers, computing facilities, manufacturing facilities, and other infrastructure necessary to develop or deploy artificial intelligence technologies in particular locations.

Changes in existing laws or regulations, the adoption of new laws or regulations, increased regulatory scrutiny, or delays or restrictions arising from permitting, zoning, or other governmental requirements could increase costs, limit or delay a company's ability to conduct research or develop, deploy or commercialize technologies, restrict the locations in which facilities may be constructed or operated, or otherwise adversely affect the operations, financial condition, or prospects of companies in which the Fund invests. These developments could negatively affect the market value of such companies and, consequently, the Fund's investment performance and the potential for capital appreciation. The impact of future regulatory or governmental actions is difficult to predict and may vary significantly among companies, industries, and jurisdictions.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If a Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of options (and other stock and securities) of any one issuer it holds is never 25% of the total value of Fund assets at the close of any tax quarter. If a Fund’s investments were to exceed this 25% threshold of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If a Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

U.S. Government and U.S. Agency Obligations Risk. For cash management purposes, the Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

MANAGEMENT

The Investment Adviser. REX Advisers, LLC (the “Adviser”), 55 Walls Drive, Suite 400, Fairfield, Connecticut  06824, is the investment adviser for the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a Delaware limited liability company and was organized in 2023. The Adviser provides similar services to an exchange-traded fund that employs a similar investment strategy as the Fund.

Under the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Fund (the “Investment Advisory Agreement”), the Adviser is responsible for the day-to-day management of the Fund’s investments. The Adviser also: (i) furnishes the Fund with office space and certain administrative services; and (ii) provides guidance and policy direction in connection with its daily management of the Fund’s assets, subject to the authority of the Board. For its services, the Adviser is entitled to receive an annual management fee calculated daily and payable monthly, as a percentage of the Fund’s average daily net assets, at the rate of 0.65%.

Under the Investment Advisory Agreement, the Adviser has agreed, at its own expense and without reimbursement from the Fund, to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. During the fiscal year ended May 31, 2026, the Fund paid the Adviser 0.65% in management fees pursuant to the Investment Advisory Agreement.
Manager-of-Managers Structure
The Adviser and the Trust have been granted an exemptive order from the SEC that will allow the Fund to operate in a “manager of managers” structure whereby the Adviser, as the Fund’s investment adviser, can appoint and replace both wholly owned and unaffiliated sub-advisers, and enter into, amend and terminate sub-advisory agreements with such sub-advisers, each subject to Board approval but without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Fund will, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring. If granted, the SEC exemptive order will provide the Fund with greater efficiency and without incurring the expenses and delays associated with obtaining shareholder approval of sub-advisory agreements with such sub-advisers.
The use of the Manager of Managers Structure with respect to the Fund will be subject to certain conditions that will be set forth in the SEC exemptive order. Under the Manager of Managers Structure, the Adviser will have the ultimate responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination and replacement. The Adviser will also, subject to the review and approval of the Board: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisers to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-adviser complies with the Fund’s investment objective, policies and restrictions. Subject to the review of the Board, the Adviser will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisers and monitor and evaluate the sub-advisers’ performance.
The Sub-Adviser. The Adviser has retained Vident Asset Management (“Vident” or the “Sub-Adviser”), an investment adviser registered with the SEC, to provide sub-advisory services for the Fund. The Sub-Adviser is organized as a Delaware limited liability company with its principal offices located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009, and was established in 2016. The Sub-Adviser provides trading and execution services to the Fund, and provides similar services to other investment companies and separately managed accounts, and acts as sub-adviser to other exchange-traded funds managed by the Adviser that employ a similar investment strategy as the Fund.

A discussion regarding the basis for the Board approving the Investment Advisory Agreement and sub-advisory agreement for the Fund is available in the Fund’s shareholder report filed on Form N-CSR for the period ended November 30, 2025.

The Portfolio Managers
Sub-Adviser Portfolio Managers – The Fund is managed by Vident’s portfolio management team. The individual members of the team responsible for the day-to-day management of the Fund’s portfolio are listed below.

Austin Wen, CFA has over a decade of investment experience. He is a Senior Portfolio Manager at Vident and has been with the firm since 2014. Mr. Wen specializes in portfolio management and trading of equity, derivatives, and commodities-based portfolios, as well as risk monitoring and investment analysis. Previously, he was an analyst for Vident Financial, focusing on the development and review of investment solutions. He began his career as a State Examiner for the Georgia Department of Banking and Finance. Mr. Wen obtained a BA in Finance from the University of Georgia and holds the Chartered Financial Analyst designation.

Rafael Zayas, CFA has over 15 years of trading and portfolio management experience in global equity products and ETFs. He is Senior Vice President, Head of Portfolio Management and Trading. Previously, Mr. Zayas focused on international equities, specializing in managing and trading developed, emerging, and frontier market portfolios. Prior to joining Vident, Mr. Zayas was a Portfolio Manager at Russell Investments for over $5 billion in quantitative strategies across global markets, including emerging, developed, and frontier markets and listed alternatives. Before that, he was an equity Portfolio Manager at BNY Mellon Asset Management, where he was responsible for $150 million in internationally listed global equity ETFs and assisted in managing $3 billion of global ETF assets. Mr. Zayas holds a BS in Electrical Engineering from Cornell University. He also holds the Chartered Financial Analyst designation.

Yin Bhuyan has over 12 years of expertise in trading and portfolio management, specializing in options and defined outcome ETFs. Prior to joining Vident, Ms. Bhuyan was the Director of ETF Portfolio Management at Milliman Financial Risk Management, LLC, where she focused on managing defined outcome ETFs and index tracking ETFs. She led the ETF portfolio management team, significantly contributing to the growth of assets to $16 billion in defined outcome ETFs. Before that, she traded in the S&P Options Pit at Cboe, specializing in volatility arbitrage and delta-neutral hedging strategies. Ms. Bhuyan holds a Bachelor of Science in Economics from National Taipei University and an MBA from the University of Illinois at Chicago.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership in the Fund.

The Trust

The Fund is a non-diversified series of the ETF Opportunities Trust, an open-end management investment company organized as a Delaware statutory trust on March 18, 2019. The Board supervises the operations of the Fund according to applicable state and federal law, and the Board is responsible for the overall management of the Fund’s business affairs.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. Complete holdings are published on the Fund’s website on a daily basis. Please visit the Fund’s website at www.rexshares.com. In addition, the Fund’s complete holdings (as of the dates of such reports) are available in reports on Form N-PORT and Form N-CSR filed with the SEC.

HOW TO BUY AND SELL SHARES

Most investors will buy and sell shares of the Fund through broker-dealers at market prices. Shares of the Fund are listed for trading on the Exchange and on the secondary market during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. Shares of the Fund are traded under the trading symbol AIPI. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading.

When buying or selling shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The NAV of the Fund’s shares is calculated at the close of regular trading on the Exchange, generally 4:00 p.m. New York time, on each day the Exchange is open. The NAV of the Fund’s Shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of Shares outstanding of the Fund.

In calculating its NAV, a Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith by the Adviser, under procedures set by the Board. The Board has appointed the Adviser as its “valuation designee” to be responsible for all fair value determinations for the Fund.

Fair value pricing is used by a Fund when market quotations are not readily available or are deemed to be unreliable or inaccurate based on factors such as evidence of a thin market in the security or a significant event occurring after the close of the market but before the time as of which a Fund’s NAV is calculated. When fair-value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

APs may acquire shares directly from the Fund, and APs may tender their shares for redemption directly to the Fund, at NAV per share only in large blocks, or Creation Units, of at least 25,000 shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within two (2) days after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and in the agreement between the AP and the Fund’s distributor. However, the Fund reserves the right, including under stressed market conditions, to take up to seven (7) days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. The Fund anticipates regularly meeting redemption requests primarily through in-kind redemptions. However, the Fund reserves the right to pay all or portion of the redemption proceeds to an AP in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents.

The Fund may liquidate and terminate at any time without shareholder approval.

Book Entry
Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs, and the vast majority of trading in shares occurs on the secondary market. Because the secondary market trades do not directly involve a Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with a Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact a Fund’s ability to achieve its investment objective. However, direct trading by APs is critical to ensuring that shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the shares.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions. The Fund expects to typically satisfy redemptions in-kind. However, if the Fund satisfies a redemption in cash this may result in the Fund selling portfolio securities to obtain cash to meet net Fund redemptions which can have an adverse tax impact on taxable shareholders. These sales may generate taxable gains for the ongoing shareholders of the Fund, whereas the shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid at least weekly by the Fund. The Fund will distribute its net realized capital gains, if any, to shareholders at least annually. The Fund may also pay a special distribution at the end of a calendar year to comply with U.S. federal tax requirements.

No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available.

Taxes
As with any investment, you should consider how your investment in shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

-The Fund makes distributions,
-You sell your shares listed on the Exchange, and
-You purchase or redeem Creation Units.

Taxes on Distributions
Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (e.g., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other requirements), if any, generally are subject to U.S. federal income tax for non-corporate U.S. shareholders who satisfy those requirements with respect to their shares at the rate for net long-term capital gain. A part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to U.S. corporations subject to similar restrictions. However, dividends a U.S. corporate shareholder deducts pursuant to that deduction are subject indirectly to the U.S. federal alternative minimum tax. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses, affect the Fund’s performance.

In general, distributions received from the Fund are subject to U.S. federal income tax when they are paid, whether taken in cash or reinvested in the Fund (if that option is available). Distributions reinvested in additional shares through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares in the Fund.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your tax basis in the shares and as capital gain thereafter. A distribution will reduce a Fund’s NAV per share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

The Fund is required to backup withhold twenty-four percent (24%) of your distributions and redemption proceeds if you have not provided the Fund with a correct taxpayer identification number (which generally is a Social Security number for individuals) in the required manner and in certain other situations.

Taxes on Exchange-Listed Share Sales
Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of shares may be limited.

Taxes on Purchase and Redemption of Creation Units
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate tax basis in the securities surrendered plus any cash it pays. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s tax basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash received. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax adviser with respect to whether the wash sale rules apply and when a loss might not be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. See “Taxes” in the SAI for a description of the requirement regarding basis determination methods applicable to share redemptions and the Fund’s obligation to report basis information to the Service.

At the time that this prospectus is being prepared, various administrative and legislative changes to the U.S. federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will take place or what the changes might entail.

The foregoing discussion summarizes some of the possible consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the shares under all applicable tax laws. See “Taxes” in the SAI for more information.

FUND SERVICE PROVIDERS

Commonwealth Fund Services, Inc. (the “Administrator”) is the Fund's administrator. The firm is primarily in the business of providing administrative services to retail and institutional mutual funds and exchange-traded funds.

Citi Fund Services Ohio, Inc. (“Citi”) serves as the Fund’s fund accountant, and it provides certain other services to the Fund not provided by the Administrator. Citi is primarily in the business of providing administrative, fund accounting services to retail and institutional exchange-traded funds and mutual funds.

Citibank, N.A., serves as the Fund’s custodian and transfer agent.

Foreside Fund Services, LLC (the “Distributor”) serves as the Distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares.

Practus, LLP serves as legal counsel to the Trust and the Fund.

Cohen & Company, Ltd. serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

OTHER INFORMATION

Disclaimer
REX® is a registered trademark of REX Shares, LLC (“REX”), which has been licensed for certain purposes by the Adviser and the Fund.   The Fund is not sponsored, endorsed or sold by REX, its affiliates (including the Adviser), or by BITA and none of REX, its affiliates (including the Adviser) or BITA makes any representation regarding the advisability of investing in such product(s).

Continuous Offering
The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by a Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Premium/Discount Information
When available, information regarding how often the shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund will be available at www.rexshares.com.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the financial performance of the Fund since its inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information has been audited by Cohen & Company, Ltd., the independent registered public accounting firm of the Fund, whose report, along with the Fund's financial statements, is included in the Fund's Form N-CSR. The Fund's financial statements are available from the Fund upon request without charge.

REX AI EQUITY PREMIUM INCOME ETF

Financial Highlights	Selected Per Share Data Throughout the Period

	Year Ended May 31, 2026	Period Ended May 31, 2025*
Net asset value, beginning of period	$41.16	$50.00

Investment activities
Net investment income (loss) (1)	(0.10)	(0.11)
Net realized and unrealized gain (loss) on investments(2)	11.40	6.57
Total from investment activities	11.30	6.46
Distributions
Net investment income	(1.33)	—
Return of capital	(11.94)	(15.30)
Total distributions	(13.27)	(15.30)
Net asset value, end of period	$39.19	$41.16
Total Return (3)	32.33%	13.68%
Ratios/Supplemental Data
Ratios to average net assets (4)
Expenses	0.65%	0.65%
Net investment income (loss)	(0.26%)	(0.25%)
Portfolio turnover rate (5)	46.44%	62.79%
Net assets, end of period (000's)	$435,962	$295,290
(1) Per share amounts calculated using the average shares outstanding during the period.
(2) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
(3) Total return is for the period indicated and has not been annualized for periods less than one year.
(4) Ratios to average net assets have been annualized for periods less than one year.
(5) Portfolio turnover rate is for the period indicated, excludes the effect of securities received or delivered from processing in-kind creations or redemptions, and has not been annualized for periods less than one year.
*The Fund commenced operations on June 3, 2024.

FOR MORE INFORMATION

You will find more information about the Fund in the following documents:

Statement of Additional Information: For more information about the Fund, you may wish to refer to the Fund’s SAI dated September 30, 2026, which is on file with the SEC and incorporated by reference into this prospectus.

Annual/Semi-Annual Reports: Additional information about the Fund’s investments, once available, will be available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.  In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

You can obtain a free copy of the SAI, annual and semi-annual reports, and other information such as financial statements by writing to REX ETFs, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling the Fund toll-free at (844) 802-4004, by email at: mail@ccofva.com. The Fund’s annual and semi-annual reports, prospectus, SAI and other information such as financial statements will be available for viewing/downloading at www.rexshares.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Copies of these documents and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of these documents may also be obtained, after paying a duplication fee, by electronic request at the following email address: publicinfo@sec.gov.

(Investment Company Act File No. 811-23439)